Sohail Prasad's Post



Sohail Prasad
Founder & CEO at Destiny (D/XYZ). Founder & former CEO at Forge (NYSE:FRGE). Angel Investor in 150+ startup...
5h

When the market opens at 9:30am ET today, March 26, 2024, the Destiny Tech100 will officially list on the New York Stock Exchange under the ticker symbol "DXYZ".

The Destiny Tech100 is an exchange-listed fund investing in venture-backed private tech companies – providing private market access with the protections and liquidity of the public market.

This marks a historic moment for the everyday investor, and I hope you'll be a part of it.

(about tech100: d.xyz/tech100 | disclosure: d.xyz/terms)


SpaceX
Epic Games
Open AI
Discord
Stripe
Klarna

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